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                                                                  EXHIBIT 99.2

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                           WEATHERFORD ENTERRA, INC.

                                   PROXY FOR
                        SPECIAL MEETING OF STOCKHOLDERS

                                  MAY 27, 1998



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Weatherford Enterra, Inc. ("Weatherford") hereby appoints Thomas R. Bates, Jr. and H. Suzanne Thomas, or either of them, as proxies, each with power to act without the other and with full power of substitution, for the undersigned to vote the number of shares of Common Stock of Weatherford that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Weatherford to be held on Wednesday, May 27, 1998, at 10:30 a.m., Houston time, at The Luxury Collection Hotel of Houston, 1919 Briar Oaks, Houston, Texas, and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Joint Proxy Statement/Prospectus dated April 24, 1998:



     (1) Proposal to approve and adopt the Agreement and Plan of Merger dated as of March 4, 1998, as amended, by and between EVI, Inc. ("EVI") and Weatherford pursuant to which Weatherford will merge with and into EVI (the "Merger") and each outstanding share of Weatherford Common Stock will be converted into the right to receive .95 of a share of EVI common stock, $1.00 par value.


       [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN

     (2) To consider and take action upon any other matter which may properly come before the meeting or any adjournment or postponement thereof.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)
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    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. RECEIPT OF THE JOINT PROXY STATEMENT/PROSPECTUS DATED APRIL 24, 1998, IS HEREBY ACKNOWLEDGED.


    PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE.


                                          Dated:
                                                 ----------------------, 1998.

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                                          Signature of Stockholder(s)

                                          Please sign your name exactly
                                          as it appears hereon. Joint
                                          owners must each sign. When
                                          signing as attorney, executor,
                                          administrator, trustee or
                                          guardian, please give your full
                                          title as it appears thereon.
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